UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2008 (December 23, 2008)

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Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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New Jersey
(State or Other Jurisdiction of Incorporation)

1-71 13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

     614-225-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

          Voting and Standstill Agreement

     On December 23, 2008, Hexion Specialty Chemicals, Inc. (the “Company”), Hexion LLC, Nimbus Merger Sub, Inc., Craig O. Morrison (collectively, the “Hexion Parties”), and Apollo Global Management, LLC and certain of its affiliates (the “Apollo Parties” and together with the Hexion Parties, the “Hexion and Apollo Parties”) entered into a Voting and Standstill Agreement (the “Voting and Standstill Agreement”) with Huntsman Corporation (“Huntsman”). The Voting and Standstill Agreement was entered into as part of the previously disclosed Settlement and Release Agreement, dated December 14, 2008, relating to the settlement of certain claims surrounding the Company’s proposed merger with Huntsman. The Company previously disclosed the material terms of the Settlement Agreement under Item 1.01 of the Current Report on Form 8-K filed by the Company on December 15, 2008.

     The Voting and Standstill Agreement was entered into contemporaneously with the issuance by Huntsman of $250,000,000 of its 7% convertible Senior Notes due 2018 (the “Notes”) to Apollo Investment Fund VI, L.P. and certain of its affiliates. The Voting and Standstill Agreement prohibits the Hexion and Apollo Parties from owning any shares of Huntsman common stock, par value $0.01 per share (“Huntsman Common Stock”), other than Huntsman Common Stock issuable upon conversion of the Notes or as payment of interest or principal thereon (the “Underlying Securities”) or shares of Huntsman Common Stock beneficially owned as of December 23, 2008. Without Huntsman’s consent, the Hexion and Apollo Parties may not transfer the Notes or the Underlying Securities, other than (i) transfers involving Underlying Securities paid as interest, (ii) certain transfers to certain affiliates and (iii) certain bona fide pledges related to borrowings from financial institutions. The Voting and Standstill Agreement further restricts the Hexion and Apollo Parties from taking certain actions including engaging in or participating in any proxy solicitation relating to the election of Huntsman’s Board of Directors (the “Huntsman Board”) or the Huntsman Board’s publicly disclosed recommendation on certain matters. Any shares of Huntsman Common Stock held by the Hexion and Apollo Parties must be voted, at the election of Huntsman, either (i) in the manner recommended by the Huntsman Board or (ii) in the same proportion as other Huntsman stockholders. The Voting and Standstill Agreement terminates upon the later to occur of (i) December 31, 2010 or (ii) the date on which none of the Hexion and Apollo Parties beneficially or of record own Notes or any Underlying Securities representing 3% or more of the then-outstanding Huntsman Common Stock.

     None of the Hexion Parties currently beneficially own any shares of Huntsman Common Stock.

     The foregoing description of the Voting and Standstill Agreement is a summary and is qualified in its entirety by the terms of the Voting and Standstill Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

10.1	Voting and Standstill Agreement, dated December 23, 2008, by and among the Company, Huntsman Corporation and the other parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                   HEXION SPECIALTY CHEMICALS, INC.

Date:   December 24, 2008

                                                                                                                                                    By: /s/  Mary Ann Jorgenson
                                                                                                                                                    Name:  Mary Ann Jorgenson
                                                                                                                                                    Title:    Executive Vice President
                                                                                                                                                                and General Counsel

EXHIBIT INDEX

Exhibit No. 10.1	Description Voting and Standstill Agreement, dated December 23, 2008, by and among the Company, Huntsman Corporation and the other parties thereto.